UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM
8-K
____________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

June 21, 2022
____________________________________
Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
____________________________________
Delaware
333-261063
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
1717 Main St
,
Ste 3388
Dallas
,
TX
,
75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code: (
254
)
244-5739
Not applicable
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value $0.0001
per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).
Emerging growth company

☒
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 21, 2022, Vaxxinity,

Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders
(“Annual Meeting”). A total of 111,968,921 shares of the Company's Class A common stock and 13,874,132 shares of the Company’s Class B common stock were entitled to vote as of April 22, 2022, the record date for the Annual Meeting, of which 83,301,847 shares of the Company’s Class A common stock and 10,574,388 shares of the Company’s Class B common stock were represented in person or by proxy at the Annual Meeting.
With respect to the matters submitted to a vote of stockholders at the Annual Meeting, holders of Class A common stock and Class B common stock voted together as a single class, and holders of the Company’s
Class A common stock were entitled to one vote per share and holders of the Company’s Class B common stock were entitled to ten votes per share.
At the Annual Meeting, the stockholders of the Company voted on the following proposals:
1. the election of seven nominees, each to serve as a director of the Company until the 2023 Annual
Meeting of Stockholders and until his or her successor is duly elected and qualified;
2. a proposal to ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
The results of each of the above proposals are discussed further below.
Proposal 1 - Election of Directors
The votes cast for or withheld for each director nominee were as follows:
Director Nominee For Withheld Broker Non-Votes
Louis Reese 184,427,046 642,263 3,976,418
Mei Mei Hu 184,427,883 641,426 3,976,418
Gregory R. Blatt 184,427,414 641,895 3,976,418
James Chui 184,426,644 642,665 3,976,418
Peter Diamandis 184,426,765 642,544 3,976,418
George Hornig 185,064,407 4,902 3,976,418
Peter Powchik 184,426,416 642,893 3,976,418
Accordingly, all nominees listed above were elected to serve as a director of the Company until the 2023
Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
The voting results with respect to the proposal to ratify the appointment of Armanino LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:
For Against Abstain
188,859,071 112,519 74,137
Accordingly, the Company’s

stockholders ratified the appointment of Armanino LLP to serve as the
Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
No other matters were submitted to a vote of stockholders at the Annual Meeting.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.

Description
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VAXXINITY,

INC.
Date: June 24, 2022
By:

/s/ René Paula Molina
Name: René Paula Molina
Title:

General Counsel and Secretary